Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                                                     November 2, 2001           to                 December 1, 2001
Determination Date                                                   December 10, 2001
Distribution Date                                                    December 13, 2001

Available Amounts
-----------------

           Scheduled Payments plus Payaheads, net of Excluded Amounts                            3,388,877.34
           Prepayment Amounts                                                                    1,595,249.02
           Recoveries                                                                              155,802.79
           Investment Earnings on Collection Account and Reserve Fund                                5,148.29
           Late Charges                                                                             25,153.28
           Servicer Advances                                                                             0.00

           Total Available Amounts                                                               5,170,230.72
           -----------------------                                                               ------------

Payments on Distribution Date
-----------------------------

           Trustee Fees (only applicable pursuant to an Event of Default)                                0.00

           Unreimbursed Servicer Advances to the Servicer                                                0.00

           Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                          0.00

           Interest due to Class A-1 Notes                                                               0.00

           Interest due to Class A-2 Notes                                                               0.00

           Interest due to Class A-3 Notes                                                         123,238.64

           Interest due to Class A-4 Notes                                                         146,800.09

           Interest due to Class B Notes                                                            13,495.76

           Interest due to Class C Notes                                                            11,983.78

           Interest due to Class D Notes                                                            22,175.27

           Class A-1 Principal Payment Amount                                                            0.00

           Class A-2 Principal Payment Amount                                                            0.00

           Class A-3 Principal Payment Amount                                                    4,517,936.20

           Class A-4 Principal Payment Amount                                                            0.00

           Class B Principal Payment Amount                                                              0.00

           Class C Principal Payment Amount                                                              0.00

           Class D Principal Payment Amount                                                              0.00

           Additional Principal to Class A-2 Notes                                                       0.00

           Additional Principal to Class A-3 Notes                                                 374,998.79

           Additional Principal to Class A-4 Notes                                                       0.00

           Additional Principal to Class B Notes                                                         0.00

           Additional Principal to Class C Notes                                                         0.00

           Additional Principal to Class D Notes                                                         0.00

           Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                              0.00
           Deposit to the Reserve Fund                                                             (40,397.82)
           Excess to Certificateholder                                                                   0.00

           Total distributions to Noteholders and Certificateholders                             5,170,230.72
           ---------------------------------------------------------                             ------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

           Trustee fees due on Distribution Date                                           0.00


Unreimbursed Servicer Advances
------------------------------

           Unreimbursed Servicer Advances                                                  0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

   (i)     Servicing Fee Percentage                                                        0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period       64,826,432.52
  (iii)    Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                         0.00
   (iv)    Servicing Fee accrued but not paid in prior periods                             0.00
           Total Servicing Fee due and accrued ( (iii) + (iv) )                            0.00
           Servicing Fee carried forward                                                   0.00

           Monthly Servicing Fee distributed                                               0.00


Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                             0.00
           Class A-1 Interest Rate                                                      4.94795%
           Number of days in Accrual Period                                                  30
           Current Class A-1 interest due                                                  0.00
           Class A-1 interest accrued but not paid in prior periods                        0.00
           Total Class A-1 interest due                                                    0.00
           Class A-1 interest carried forward                                              0.00

           Class A-1 interest distribution                                                 0.00


Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                                -
           Class A-2 Interest Rate                                                         5.26%
           Current Class A-2 interest due                                                     -
           Class A-2 interest accrued but not paid in prior periods                        0.00
           Total Class A-2 interest due                                                       -
           Class A-2 interest carried forward                                              0.00

           Class A-2 interest distribution                                                    -


Class A-3 Interest Schedule
---------------------------

           Opening Class A-3 principal balance                                    26,888,430.87
           Class A-3 Interest Rate                                                         5.50%
           Current Class A-3 interest due                                            123,238.64
           Class A-3 interest accrued but not paid in prior periods                        0.00
           Total Class A-3 interest due                                              123,238.64
           Class A-3 interest carried forward                                              0.00

           Class A-3 interest distribution                                           123,238.64


Class A-4 Interest Schedule
---------------------------

           Opening Class A-4 principal balance                                    31,345,216.00
           Class A-4 Interest Rate                                                         5.62%
           Current Class A-4 interest due                                            146,800.09
           Class A-4 interest accrued but not paid in prior periods                        0.00
           Total Class A-4 interest due                                              146,800.09
           Class A-4 interest carried forward                                              0.00

           Class A-4 interest distribution                                           146,800.09


Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                       2,782,630.66
           Class B Interest Rate                                                           5.82%

           Current Class B interest due                                                                              13,495.76
           Class B interest accrued but not paid in prior periods                                                         0.00
           Total Class B interest due                                                                                13,495.76
           Class B interest carried forward                                                                               0.00

           Class B interest distribution                                                                             13,495.76

Class C Interest Schedule
-------------------------

           Opening Class C principal balance                                                                      2,226,089.76
           Class C Interest Rate                                                                                          6.46%
           Current Class C interest due                                                                              11,983.78
           Class C interest accrued but not paid in prior periods                                                         0.00
           Total Class C interest due                                                                                11,983.78
           Class C interest carried forward                                                                               0.00

           Class C interest distribution                                                                             11,983.78

Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                                      2,901,888.98
           Class D  Interest Rate                                                                                        9.17%
           Current Class D interest due                                                                              22,175.27
           Class D interest accrued but not paid in prior periods                                                         0.00
           Total Class D interest due                                                                                22,175.27
           Class D interest carried forward                                                                               0.00

           Class D interest distribution                                                                             22,175.27

Class A-1 Principal Schedule
----------------------------

           Class A-1 Maturity Date                                                                                May 15, 2000
    (i)    Opening Class A-1 principal balance                                                                            0.00
   (ii)    Aggregate outstanding principal of Notes plus Overcollateralization Balance                           66,144,256.27
  (iii)    ADCB as of last day of the Collection Period                                                          59,055,315.09
   (iv)    Monthly Principal Amount ( (ii) - (iii) )                                                              7,088,941.18
           Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                                 0.00
           Class A-1 Principal Payment Amount distribution                                                                0.00

           Class A-1 Principal Balance after current distribution                                                         0.00

Class A Principal Payment Amount
--------------------------------

    (i)    Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                                 58,233,646.87
   (ii)    Class A Target Investor Principal Amount (90.9583% * ending ADCB)                                     53,715,710.67
           Class A Principal Payment Amount                                                                       4,517,936.20
           Funds available for distribution                                                                       4,517,936.20

Class A-2 Principal Schedule
----------------------------

           Opening Class A-2 principal balance                                                                               -
           Class A-2 Principal Payment Amount distribution                                                                0.00

           Class A-2 principal balance after current distribution                                                            -


Class A-3 Principal Schedule
----------------------------

           Opening Class A-3 principal balance                                                                   26,888,430.87
           Class A-3 Principal Payment Amount distribution                                                        4,517,936.20

           Class A-3 principal balance after current distribution, before Additional Principal                   22,370,494.67

Class A-4 Principal Schedule
----------------------------

           Opening Class A-4 principal balance                                                      31,345,216.00
           Class A-4 Principal Payment Amount distribution                                                   0.00

           Class A-4 principal balance after current distribution                                   31,345,216.00


Class B Principal Schedule
--------------------------

           Opening Class B principal balance                                                         2,782,630.66
           Class B Target Investor Principal Amount (3.7674% * ending ADCB)                          2,224,849.94
           Class B Floor                                                                             4,298,315.50
           Class B Principal Payment Amount due                                                              0.00
           Class B Principal Payment Amount distribution                                                     0.00

           Class B principal balance after current distribution                                      2,782,630.66


Class C Principal Schedule
--------------------------

           Opening Class C principal balance                                                         2,226,089.76
           Class C Target Investor Principal Amount (3.0139% * ending ADCB)                          1,779,868.14
           Class C Floor                                                                             2,226,089.76
           Class C Principal Payment Amount due                                                              0.00
           Class C Principal Payment Amount distribution                                                     0.00

           Class C principal balance after current distribution                                      2,226,089.76


Class D Principal Schedule
--------------------------

           Opening Class D principal balance                                                         2,901,888.98
           Class D Target Investor Principal Amount (1.5070% * ending ADCB)                            889,963.60
           Class D Floor                                                                             2,901,888.98
           Class D Principal Payment Amount due                                                              0.00
           Class D Principal Payment Amount distribution                                                     0.00

           Class D principal balance after current distribution                                      2,901,888.98


Additional Principal Schedule
-----------------------------

           Floors applicable (Yes/No)                                                                         Yes
           Monthly Principal Amount                                                                  7,088,941.18
           Sum of Principal Payments payable on all classes                                          4,517,936.20
           Additional Principal  payable                                                             2,571,004.98
           Additional Principal available, if payable                                                  374,998.79

           Class A-2 Additional Principal allocation                                                         0.00
           Class A-2 principal balance after current distribution                                               -

           Class A-3 Additional Principal allocation                                                      374,999
           Class A-3 principal balance after current distribution                                   21,995,495.88

           Class A-4 Additional Principal allocation                                                         0.00
           Class A-4 principal balance after current distribution                                   31,345,216.00

           Class B Additional Principal allocation                                                           0.00
           Class B principal balance after current distribution                                      2,782,630.66

           Class C Additional Principal allocation                                                           0.00
           Class C principal balance after current distribution                                      2,226,089.76

           Class D Additional Principal allocation                                                           0.00
           Class D principal balance after current distribution                                      2,901,888.98

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

   (i)     Servicing Fee Percentage                                                                                   0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                  64,826,432.52
  (iii)    Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                            21,608.81
   (iv)    Servicing Fee accrued but not paid in prior periods                                                1,621,214.66

           Total Servicing Fee due and accrued ( (iii) + (iv) )                                               1,642,823.47

           Servicing Fee carried forward                                                                      1,642,823.47


           Monthly Servicing Fee distributed                                                                          0.00


Reserve Fund Schedule
---------------------

           ADCB as of the end of the Collection Period                                                       59,055,315.09
           Required Reserve Amount (ending ADCB * 0.70%)                                                        413,387.21
           Prior month Reserve Fund balance                                                                     453,785.03
           Deposit to Reserve Fund - excess funds                                                                     0.00
           Interim Reserve Fund Balance                                                                         453,785.03
           Current period draw on Reserve Fund for Reserve Interest Payments                                          0.00
           Current period draw on Reserve Fund for Reserve Principal Payments                                    40,397.82
           Excess to Certificateholder                                                                                0.00
           Ending Reserve Fund balance                                                                          413,387.21

           Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                        0.70%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

           Class A-1
           ---------
           Class A-1 principal balance                                 0.00
           Initial Class A-1 principal balance               130,040,761.00

           Note factor                                          0.000000000


           Class A-2
           ---------
           Class A-2 principal balance                                 0.00
           Initial Class A-2 principal balance                66,680,434.00

           Note factor                                          0.000000000


           Class A-3
           ---------
           Class A-3 principal balance                        21,995,495.88
           Initial Class A-3 principal balance               135,293,633.00

           Note factor                                          0.162575987


           Class A-4
           ---------
           Class A-4 principal balance                        31,345,216.00
           Initial Class A-4 principal balance                31,345,216.00

           Note factor                                          1.000000000


           Class B
           -------
           Class B principal balance                           2,782,630.66
           Initial Class B principal balance                   9,663,831.00

           Note factor                                          0.287942811


           Class C
           -------
           Class C principal balance                           2,226,089.76
           Initial Class C principal balance                   7,731,065.00

           Note factor                                          0.287940893


           Class D
           -------
           Class D principal balance                           2,901,888.98
           Initial Class D principal balance                   3,865,532.00

           Note factor                                          0.750708824

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
    (i)    Outstanding Principal Amount of the Notes as of the preceding
           Distribution Date                                                        66,144,256.27
   (ii)    Overcollateralization Balance as of the preceding Distribution Date               0.00
  (iii)    Monthly Principal Amount                                                  7,088,941.18
   (iv)    Available Amounts remaining after the payment of interest                 4,852,537.17
    (v)    ADCB as of the end of the Collection Period                              59,055,315.09
           Cumulative Loss Amount                                                    2,236,404.01


Class B Floor Calculation
-------------------------

           Class B Floor percentage                                                          1.86%
           Initial ADCB                                                            386,553,237.98
           Cumulative Loss Amount for current period                                 2,236,404.01
           Sum of Outstanding Principal Amount of Class C Notes, Class D Notes
           and Overcollateralization Balance                                         5,127,978.74
           Class B Floor                                                             4,298,315.50


Class C Floor Calculation
-------------------------

           Class C Floor percentage                                                          1.09%
           Initial ADCB                                                            386,553,237.98
           Cumulative Loss Amount for current period                                 2,236,404.01
           Sum of Outstanding Principal Amount of Class D Notes and
           Overcollateralization Balance                                             2,901,888.98
           Class C Floor                                                             2,226,089.76


Class D Floor Calculation
-------------------------

           Class D Floor percentage                                                          0.47%
           Initial ADCB                                                            386,553,237.98
           Cumulative Loss Amount for current period                                 2,236,404.01
           Overcollateralization Balance                                                     0.00
           Class D Floor                                                             2,901,888.98


Heller Financial, Inc. is the Servicer (Yes/No)                                               Yes

An Event of Default has occurred  (Yes/No)                                                     No



10% Substitution Limit Calculation
----------------------------------

           ADCB as of the Cut-off Date:                                            386,553,237.98

           Cumulative DCB of Substitute Contracts replacing materially modified
           contracts                                                                 5,700,693.36
           Percentage of Substitute Contracts replacing materially modified
           contracts                                                                         1.47%

           Percentage of Substitute Contracts replacing modified contracts
           exceeds 10% (Yes/No)                                                                No


5% Skipped Payment Limit Calculation
------------------------------------

           The percent of contracts with Skipped Payment modifications                       0.45%
           The DCB of Skipped Payment modifications exceeds 5% of the initial
           ADCB (Yes/No)                                                                       No
           Any Skipped Payments have been deferred later than January 1, 2006                  No

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                      64,826,432.52
ADCB as of the last day of the Collection Period                                                       59,055,315.09

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts           1,101,559.73
Number of Contracts that became Defaulted Contracts during the period                                              7
Defaulted Contracts as a percentage of ADCB (annualized)                                                       22.38%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts              1,322,496.49
Number of Prepaid Contracts as of the last day of the Collection Period                                           13

DCB of Contracts as of the last day of the Collection Period that were added as
Substitute Contracts                                                                                            0.00
Number of Substitute Contracts as of the last day of the Collection Period                                         0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                     0.00
Number of Warranty Contracts as of the last day of the Collection Period                                           0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period          155,802.79

Cumulative Servicer Advances paid by the Servicer                                                      21,072,186.85
Cumulative reimbursed Servicer Advances                                                                21,072,186.85


Delinquencies and Losses                               Dollars                Percent
------------------------                               -------                -------

           Current                                  54,955,969.84               93.06%
           31-60 days past due                       2,755,329.97                4.67%
           61-90 days past due                         769,670.93                1.30%
           Over 90 days past due                       574,344.35                0.97%
                                                   --------------            --------
           Total                                    59,055,315.09              100.00%

           31+ days past due                         4,099,345.25                6.94%


   (i)     Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                   12,960,766.34
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                                        5,405,045.41
           Cumulative net losses to date  ( (i) - (ii) )                                                7,555,720.93
           Cumulative net losses as a percentage of the initial ADCB                                            1.95%